                                                                   EXHIBIT 10.42

                                 LEASE AGREEMENT


                                 By and between



                                   REC LC, LLC

                                       and

                          HOLIDAY RV SUPERSTORES, INC.

                               September ___, 2002

                                TABLE OF CONTENTS



ARTICLE 1 - DEMISE OF PREMISES...................................................1


ARTICLE 2 - TERM.................................................................2


ARTICLE 3 - RENT.................................................................2


ARTICLE 4 - TITLE AND CONDITION..................................................2


ARTICLE 5 - USE..................................................................3


ARTICLE 6 - NONTERMINABILITY.....................................................3


ARTICLE 7 - ALTERATIONS..........................................................4


ARTICLE 8 - TRADE FIXTURES, TRADE................................................4


ARTICLE 9 - CASUALTY AND CONDEMNATION............................................4


ARTICLE 10 - MAINTENANCE AND REPAIRS.............................................6


ARTICLE 11 - TAXES AND COMPLIANCE WITH LAWS......................................6


ARTICLE 12 - UTILITY CHARGES.....................................................7


ARTICLE 13 - INSURANCE...........................................................7


ARTICLE 14 - SUBORDINATION AND NON-DISTURBANCE...................................8


ARTICLE 15 - HOLDING OVER........................................................8


ARTICLE 16 - DEFAULT BY LESSEE AND REMEDIES......................................9


ARTICLE 17 - LIMITATION OF LANDLORD'S PERSONAL LIABILITY........................10

ARTICLE 18 - RIGHT OF ENTRY.....................................................11


ARTICLE 19 - LESSOR RELEASED FROM LIABILITY FOR DAMAGES.........................11


ARTICLE 20 - HOLD HARMLESS......................................................11


ARTICLE 21 - SURRENDER..........................................................12


ARTICLE 22 - FULL NET RENT......................................................12


ARTICLE 23 - SERVICE OF NOTICE..................................................13


ARTICLE 24 - SUCCESSORS AND ASSIGNS.............................................13


ARTICLE 25 - RECORDING..........................................................13


ARTICLE 26 - AMENDMENTS.........................................................13


ARTICLE 27 - ESTOPPEL CERTIFICATE...............................................14


ARTICLE 28 - INVALIDITY OF PROVISIONS...........................................14


ARTICLE 29 - CAPTIONS...........................................................14


ARTICLE 30 - ENTIRE AGREEMENT...................................................14


ARTICLE 31 - MECHANIC'S LIENS...................................................14


ARTICLE 32 - WAIVER OF TRIAL BY JURY............................................15


ARTICLE 33 - ENVIRONMENTAL MATTERS..............................................15


ARTICLE 34 - FINANCIAL STATEMENTS...............................................17


ARTICLE 35 - QUIET ENJOYMENT....................................................17

ARTICLE 36 - ASSIGNMENT AND SUBLETTING..........................................17


ARTICLE 37 - ADVANCES BY LESSOR.................................................18


ARTICLE 38 - NO MERGER..........................................................18


ARTICLE 39 - MISCELLANEOUS......................................................18


ARTICLE 40 - SECURITY DEPOSIT...................................................19

                                                                       EXHIBIT A


                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT, made and entered into as of the ____ day of September, 2002, by and between REC LC, LLC, a Minnesota limited liability company (hereinafter referred to as "Lessor"), and HOLIDAY RV SUPERSTORES, INC., a Delaware corporation (hereinafter referred to as "Lessee").

         Capitalized terms not otherwise defined when they first appear are defined in Appendix 1.

                                   WITNESSETH:


                         ARTICLE 1 - DEMISE OF PREMISES

         The Lessor, having full authority to make this lease and the agreements hereinafter set forth ("this Lease"), and in consideration of the rents herein agreed to be paid and of the covenants and agreements agreed to herein by Lessee hereby, demises and leases to Lessee and Lessee hereby leases from Lessor all of Lessor's right, title and interest in the premises and property located in the City of Las Cruces, County of Dona Ana, and State of California, described as follows:

                  LOT 1, USRS TRACT 9D-75A, Plat No. 1, in the City of Las
              Cruces, Dona Ana County, New Mexico, as the same is shown and designated on Plat No. 2486, thereof filed for record in the Office of the County Clerk of said county on February 1, 1994, and recorded in Book 18, pages 7-8, Plat records, Dona Ana County, New Mexico, together with the building, improvements and fixtures located on said property (collectively, the "Improvements") and all rights, easements and appurtenances relating thereto. Said real property, Improvements, rights, easements and appurtenances are hereinafter referred to as the "Demised Premises."

         Lessee agrees that, during the term of this Lease, Lessee is obligated to and shall perform all obligations of the owner of the Demised Premises and pay all expenses which the owner of the Demised Premises may be required to pay in order to be in compliance with Legal Requirements and with any reciprocal easement agreement or any other agreement or document of record now, or of record in the future if created or filed by or with the consent of Lessee, affecting the Demised Premises (other than any security document filed by or relating to Mortgage), herein referred to collectively as the "REA", and that Lessee shall comply with all of the terms and conditions of Legal Requirements and the REA during the term of this Lease, to the extent such obligations, expenses, terms and conditions pertain to the Demised Premises.

                                ARTICLE 2 - TERM

         This Lease is for a term (the "Term") of fifteen (15) years commencing September ___, 2002 and ending September ___, 2017, unless sooner terminated according to the terms and conditions of this Lease. In addition to the rights of the Lessor contained in Article 16 hereof, at the option of the Lessor, the Lessor may elect to terminate the Term in the event of a Change of Control, in the event Lessee ceases to use the Demised Premises for the purpose set forth in
Article 5, or if Lessee abandons the Demised Premises.

                                ARTICLE 3 - RENT

         Lessee shall pay to Lessor annual base rent for the Demised Premises (the "Basic Rent") in the amount of One Hundred Twenty-Six Thousand Dollars ($126,000) payable in equal monthly installments of Ten Thousand Five Hundred Dollars ($10,500) through and including the month of April 2007, in the amount of One Hundred Forty Thousand Four Hundred Dollars ($140,400) payable in equal monthly installments of Eleven Thousand Seven Hundred Dollars ($11,700) for the months of May, 2007 through April, 2012 and in the amount of One Hundred Fifty-Eight Thousand Four Hundred Dollars ($158,400) payable in equal monthly installments of Thirteen Thousand Two Hundred Dollars ($13,200) thereafter. Rent shall be paid in advance on the first day of each and every calendar month during the term of this Lease. Basic Rent and Additional Rent as set forth in this Lease (collectively, the "Rent") shall be payable at the address of Lessor as set forth in Article 23 hereof, or at such other place of which Lessor shall have given Lessee written notice in accordance with Article 23 hereof. Rent for the month of September, 2002 shall be pro rated from the date on which Lessor acquires the Demised Premises. Rent shall be prepaid on the date of execution hereof so that the next monthly installment of rent shall be due on October 1, 2002.

         If any installment of Basic Rent is not paid within five (5) days after written notice is given by Lessor to Lessee that the same is overdue, Lessee shall pay to Lessor, on demand, as Additional Rent, an administrative late charge (the "Late Charge") equal to three percent (3%) on such overdue installment of Basic Rent. In addition, any amount payable pursuant to the terms of this Lease, as Basic Rent or otherwise, shall bear interest thereon from the date due until the date paid at five percent (5%) in excess of the "prime rate" as such rate is announced from time to time in the West Coast edition of the Wall Street Journal.

                         ARTICLE 4 - TITLE AND CONDITION

         The Demised Premises is demised and let to Lessee subject to (i) the Permitted Encumbrances, (ii) all Legal Requirements, including any existing violations; and (iii) the condition of the Demised Premises as of the commencement of the Term, without representation or warranty by Lessor except that Lessor represents and warrants title against the lawful claims of others arising from the acts of Lessor (other than the lien and security interest of the Mortgage where the Mortgagee has executed an SNDA Agreement with Lessee).

         Lessee acknowledges and agrees that Lessee has examined the title to the Demised Premises prior to the execution and delivery of this Lease and has found such title to be satisfactory for the purposes contemplated by this Lease.

                                 ARTICLE 5 - USE

         Lessee shall use the Demised Premises as a recreational vehicle sales and service facility, uses ancillary thereto, and no other purpose. In the event zoning or other laws or ordinances regulating the use of the Demised Premises at any time during the initial lease term or any extension thereof shall be modified or changed, Lessee shall use the Demised Premises only for such purposes as comply with such laws or ordinances. Lessee agrees that it will not permit any unlawful occupation, business or trade to be conducted on the Demised Premises or any use to be made thereof contrary to any Legal Requirements, the REA or the other provisions of this Lease. Lessee shall not use or occupy or permit the Demised Premises to be used or occupied, nor do or permit anything to be done in or on the Demised Premises or any part thereof, in a manner that would in any way violate any certificate of occupancy affecting the Demised Premises, or make void or voidable any insurance then in force with respect thereto, or that may make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Lessee, or that will cause or be likely to cause structural injury to any of the leased Improvements, or that will constitute a public or private nuisance or waste. Nothing in this Lease contained and no action or inaction by Lessor shall be deemed or construed to mean that Lessor has granted to Lessee any right, power or permission to do any act or to make any agreement that may create, give rise to, or be the foundation for, any right, title, interest, lien, charge or other encumbrance upon the estate of Lessor in the Demised Premises.

                          ARTICLE 6 - NONTERMINABILITY

                  (a) Except as otherwise expressly provided in this Lease, this Lease shall not terminate, nor shall Lessee have any right to terminate this Lease, nor shall Lessee be entitled to any abatement or reduction of Rent hereunder, nor shall Lessee have the right to be released or discharged from any obligations or liabilities hereunder for any reason, including without limitation, any damage to or destruction of all or part of the Demised Premises; any restriction, deprivation or prevention of, or any interference with, any use or occupancy of the Demised Premises (or any defect in or failure of Lessor's title to the Demised Premises other than as a result of Lessor's intentional actions which dispossess Lessee of Lessee's possessory interest in the Demised Premises); any condemnation, requisition or other taking or sale of the use, occupancy or title to the Demised Premises; any action, omission or breach on the part of Lessor under this Lease or under any other agreement between Lessor and Lessee; the inadequacy or failure of this Lease to lease to Lessee the property intended to be leased hereby other than as a result of Lessor's actions; Lessee's acquisition of ownership of the Demised Premises or any sale or other disposition of the Demised Premises; the impossibility or illegality of performance by Lessor or Lessee or both; the failure of Lessor to deliver possession of the Demised Premises; any action of any court, administrative agency or other governmental authority; or any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding.

                  (b) Lessee will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate, rescind or avoid this Lease for any reason, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Lessor, or any assignee of Lessor, or any action with respect to this Lease which may be taken by any receiver, trustee or liquidator, or any assignee of Lessor or by any court in any such proceeding, provided that this Lease is not rejected by or on behalf of Lessor or any assignee of Lessor. Lessee waives all rights at any time conferred by statute or otherwise to quit, terminate or surrender this Lease or the Demised Premises or to any abatement or deferment of any Basic Rent, Additional Rent or other sum payable hereunder, or for damage, loss or expense suffered by Lessee on account of any cause referred to in this Article or otherwise.

                             ARTICLE 7 - ALTERATIONS

         Subject to the consent of the Lessor, which consent shall not be unreasonably withheld provided that Lessee provides to the Lessor evidence that such alterations, additions and improvements will be completed and paid for in full, and subject to the consent of the Mortgagee, Lessee may, at Lessee's sole expense, make alterations, additions and improvements to the Demised Premises from time to time during the term of this Lease and shall have the right to erect and install such other or additional improvements, signs, and equipment on the Demised Premises as Lessee may deem desirable for conducting the business permitted by the terms of Article 5 hereof (any of the foregoing being called an "Alteration"). Lessee agrees that any Alteration shall be done in a good and workmanlike manner and in conformity with all Legal Requirements that materials of good quality shall be employed therein, that the structure of any building upon the Demised Premises shall not be endangered or impaired thereby, and that the Demised Premises will not be diminished in value thereby.

                        ARTICLE 8 - TRADE FIXTURES, TRADE
                           MACHINERY & TRADE EQUIPMENT

         Lessee agrees that all trade fixtures, trade machinery, trade equipment, furniture or other personal property of whatever kind and nature kept or installed on the Demised Premises by Lessee shall be maintained and installed so as not to damage any of the Improvements. Any such fixtures, machinery, or equipment which have been affixed to the Improvements shall be, at the option of Lessor, considered a part of the Improvements. At the expiration of the term of this Lease, at the election of Lessor, Lessee shall remove all such trade fixtures, trade machinery, trade equipment or other property or, in the alternative, Lessor may deem such fixtures, machinery and other property abandoned by Lessee, in which event such personal property shall belong to Lessor.

                      ARTICLE 9 - CASUALTY AND CONDEMNATION

                  (a) As to the Demised Premises (and any part thereof), Lessee hereby assumes all risk of loss, damage or destruction, whether by fire or other hazard or casualty, or theft or vandalism, or by taking, condemnation, seizure, confiscation or requisition of use or title by any governmental body or authority or any Person legally vested with such powers. Lessee hereby assigns to Lessor, subject to the provisions of paragraphs (b) and (d) below, any award or insurance proceeds or other payment to which Lessee may become entitled by reason of its interest in the Demised Premises (excluding any interruption of business proceeds, moving expenses and trade fixtures) if the Demised Premises, or any portion thereof, is damaged, destroyed, lost or taken (i) by fire or other casualty, or (ii) by condemnation, requisition or other taking or occupancy of the Demised Premises on account of any actual or threatened eminent domain proceeding or other action by any authority, civil or military, having the power of eminent domain (any event described in such clauses (i) and (ii) being hereafter termed a "Destruction"). Lessee waives the right to make any claim in connection with any Destruction for Lessee's loss of leasehold estate created hereby, goodwill or the unamortized value of any Alterations made by Lessee after the date hereof. Lessor and the Mortgagee shall have the right, at Lessee's expense, to appear in any such proceeding or other action and negotiate, adjust and settle awards, settlements and recoveries without Lessee's approval; otherwise, Lessee shall at its cost and expense, in the name and behalf of Lessor, or Lessee, appear in any such proceeding or other action, to negotiate, accept and prosecute any claim for any award, compensation, insurance proceeds or other payment on account of any such Destruction and, subject to paragraph (b) below, to cause the same to be paid to the Mortgagee, if any pursuant to the terms of the Mortgage, and otherwise to Lessor.

                  (b) If there shall be a Destruction affecting the Demised Premises or any part thereof, then Lessee shall give prompt written notice of such Destruction to Lessor and the Mortgagee, including a description thereof in reasonable detail. Thereafter, Lessee shall, at Lessee's own cost and expense, proceed with diligence and promptness to carry out any work necessary to make the Demised Premises safe and secure, and shall restore, repair, replace, rebuild and/or improve the Demised Premises in order to restore the Demised Premises, as nearly as practicable, to a condition and fair market value not less than the condition required to be maintained hereunder and fair market value immediately prior to such Destruction, or alternatively, repair, rebuild and restore the same in accordance with such plans and specifications as are then generally in use by Lessee, provided, however, the repaired, rebuilt or replaced Improvements shall have a value not less than the value just prior to the Destruction. All construction work shall be undertaken and completed in the same manner as if the same were an Alteration; and all materials that are scrapped or removed from the Demised Premises in connection with such work may be dealt with by Lessee as its own property and Lessee shall be entitled to all salvage resulting therefrom.

                  (c) Except as expressly provided herein, Rent shall not abate hereunder by reason of any Destruction affecting the Demised Premises, and this Lease shall continue in full force and effect and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Destruction. Until such time as the Mortgage has been satisfied, in no event shall Lessee have any right to terminate this Lease due to any Destruction to the Demised Premises.

                  (d)      Notwithstanding the foregoing provisions of this
Article 9, during the term of the Mortgage, proceeds shall be assigned and made available to Lessee for the costs of restoration, but only in accordance with and to the extent made available to Lessor pursuant to the Mortgage. In the event that the Mortgagee does not make the proceeds available for restoration, Lessee may, upon thirty days' written notice to Lessee and Mortgagee, terminate this Lease, provided that, if, within such thirty day period, Mortgagee notifies Lessee that it will make the proceeds available (such proceeds to be disbursed in accordance with the procedures and all other requirements of the Mortgage, including, if applicable, the requirement that Lessee post any deficiency in restoration proceeds), Lessee's termination notice shall be null and void. In connection with the foregoing, Lessor hereby consents to the Mortgagee's making such disbursements directly to or at the request of Lessee at Mortgagee's option. In the event that there is a partial taking of the Demised Premises and condemnation proceeds are not made available to Lessee, Lessee shall be entitled, from and after the effective date of such condemnation, to an appropriate pro rata reduction of the Basic Rent payable hereunder which shall correspond to the pro rata reduction in the rentable square footage of the Demised Premises.

                      ARTICLE 10 - MAINTENANCE AND REPAIRS

         Lessee agrees at its expense to keep both the interior and exterior (including the foundation, roof, exterior walls or any structural part of the building) of the Demised Premises, including but not limited to parking areas, sidewalks and driveways, in good repair and in a clean and wholesome condition and to at all times fully comply with all health and police regulations in force and also will make at its own expense all additions, improvements, alterations, repairs and replacements on the Demised Premises and on and to the appurtenances and equipment thereof required by any Legal Requirements or Environmental Laws as required by Article 33 or which may be made necessary by the act or neglect of any other person or corporation (public or private) and will keep Lessor harmless and indemnified at all times against any loss, damage, cost or expense by reason of the failure so to do in any respect or by reason of any accident, loss or damage resulting to persons or property from any use which may be made of said premises or of any improvements at any time situated thereon or by reason or growing out of any act or thing done or omitted to be done by Lessee. Lessor shall not be required to maintain, alter, repair, rebuild or replace any improvements on the Demised Premises or to maintain the Demised Premises, and Lessee expressly waives the right to make repairs at the expense of Lessor pursuant to any law at any time in effect. Lessor shall have no obligation to incur any expense of any kind or character in connection with the management, operation or maintenance of the Demised Premises during the Term of this Lease. Notwithstanding the foregoing provisions of this Article 10, during the term of the Mortgage, proceeds of the reserves established by Lessor to fund repairs and replacements shall be made available to Lessee for such expenses, but only in accordance with and to the extent made available to Lessor pursuant to the Mortgage.

                  ARTICLE 11 - TAXES AND COMPLIANCE WITH LAWS

                  (a) Lessee shall pay, promptly and before they become delinquent, all taxes, assessments and other impositions general and special that become due and payable, regardless of when assessed, at any time during the term of this Lease upon or against the Demised Premises including the land and all building furniture, fixtures, equipment and improvements now or hereafter thereon which may be lawfully assessed either in the name of the Lessor or Lessee (collectively, "Taxes"). If a special assessment is levied against the Demised Premises, Lessee will only be responsible to pay installments during the term of this Lease. The taxes payable by Lessee in the first year of this Lease and the last year of the initial term or any final extension thereof shall be prorated to reflect the actual portion of the year that the Lease was actually in effect. The tax obligation shall be prorated from date of commencement to date of termination. Lessee shall also pay tax, if any, on Rent payments made hereunder, but not Lessor's income tax due to receipt of Rent. Notwithstanding the foregoing, during the term of the Mortgage, Lessee shall pay such Taxes and special assessments as Additional Rent, by means of equal monthly installments; such amounts are required to be deposited by Lessor with the Mortgagee pursuant to the Mortgage. Lessee agrees that Mortgagee's determination of the monthly payment on account of Taxes and special assessments shall be binding absent manifest error.

                  (b) At Lessee's sole cost and expense, Lessee shall perform and comply in all material respects with all laws, rules, orders, ordinances, regulations and requirements now or hereafter enacted or promulgated, of every government and municipality having jurisdiction over the Demised Premises and of any agency thereof, relating to the Demised Premises, or the improvements thereon, or the facilities or equipment thereon or therein, or the streets, sidewalks, vaults, vault spaces, curbs and gutters adjoining the Demised Premises, or the appurtenances to the Demised Premises, or the franchises and privileges connected therewith (collectively, "Legal Requirements"), whether or not such Legal Requirements shall necessitate structural changes, improvements, interference with use and enjoyment of the Demised Premises, replacements or repairs, extraordinary as well as ordinary, and Lessee shall so perform and comply, whether or not such Legal Requirements shall now exist or shall hereafter be enacted or promulgated, and whether or not such Legal Requirements are within the present contemplation of Lessor or Lessee.

                  (c) Subject to the requirements of the Mortgage (including any requirement for the posting of collateral or for obtaining the consent of the Mortgagee), Lessee shall have the right to contest, by appropriate legal proceedings, any Taxes and Legal Requirement and to postpone payment of or compliance with the same during the pendency of such contest, provided that (i) the commencement and continuation of such proceedings shall suspend the collection thereof from, and suspend the enforcement thereof against, Lessor and the Demised Premises, (ii) no part of the Demised Premises nor any Basic Rent shall be interfered with or shall be in danger of being sold, forfeited, attached or lost, (iii) Lessee shall diligently prosecute such contest to a final settlement or conclusion, (iv) there shall be no risk of the imposition of criminal liability on Lessor or the Mortgagee for failure to comply therewith, and (v) Lessee shall satisfy any Legal Requirements with respect to such proceedings, including, if required, that the Taxes be paid in full before being contested. Lessee shall provide Lessor with written notice of any such contest.

                          ARTICLE 12 - UTILITY CHARGES

         Lessee shall pay promptly as and when the same become due and payable all rents, rates and charges for water, sewer, electricity, gas, fuel, heat and power and other utilities supplied to the Demised Premises or used by Lessee in connection therewith. In the event a utility easement is necessary to provide utility service necessary for the Lessee's use, the Lessor agrees to execute any reasonable utility easement grant.

                             ARTICLE 13 - INSURANCE

                  (a) Lessee shall, at its cost and expense, maintain or cause to be maintained property and liability insurance in such amounts and with such carriers as may be reasonably requested by the Lessor and, in any event, satisfying all insurance requirements of the Mortgage. At the option of Mortgagee, Lessor shall maintain such insurance coverage and Lessee shall pay the premiums therefor in equal monthly installments, as Additional Rent.

                  (b) Insurance certificates evidencing the policies required above shall be deposited with Lessor by Lessee on the date hereof, and thereafter no less frequently than thirty (30) days prior to the expiration of each such policy. Lessee also shall deliver insurance certificates evidencing the coverage required by this Lease to the Mortgagee, naming the Mortgagee as the certificate holder, the form and substance of such certificates to be sufficient to evidence compliance with the requirements of this Lease and to be issued by the insurer or a duly authorized agent of the insurer. Furthermore, Lessee shall be required to deliver certificates evidencing renewal policies of all insurance required under this Article, at least thirty (30) days prior to the expiration of the existing insurance period. All insurance policies and endorsements shall be fully prepaid and nonassessable. Except for Lessee's business interruption, moving expenses and trade fixtures insurance, Lessee shall not obtain any separate or additional insurance relating to the Demised Premises unless Lessor and the Mortgagee are insureds thereunder (as their interests may appear).

                  (c) Lessee shall comply with all of the terms and conditions of each insurance policy maintained pursuant to the terms of this Lease.

                 ARTICLE 14 - SUBORDINATION AND NON-DISTURBANCE

                  (a) Lessee hereby agrees that this Lease shall be subject and subordinate to the Mortgage without the necessity of any further instrument. Within ten (10) days after request therefor from Lessor, the Lessee agrees to enter into a subordination, non-disturbance and attornment agreement with the Mortgagee (a "SNDA Agreement") in such form as may be requested from time to time from by the Mortgagee.

                  (b) Notwithstanding Section 14(a), Lessee agrees, at the request of the Mortgagee, to attorn, from time to time, to the Mortgagee or any purchaser of the Demised Premises, for the remainder of the Term. The provisions of this paragraph shall inure to the benefit of such holder or such purchaser, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the foreclosure of the Mortgage (in which event the parties shall execute a new lease for the remainder of the Term on the same terms and conditions set forth herein), shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions.

                  (c) Lessee hereby agrees to execute, from time to time, any instruments reasonably requested by the Mortgagee in confirmation of the foregoing provisions (a) and (b) hereof.

                            ARTICLE 15 - HOLDING OVER

         Should the Lessee hold over in possession at the expiration of the Term, such holding over shall not be deemed to extend the Term or renew this Lease, but the tenancy thereafter shall continue on a month to month term upon the covenants and conditions herein set forth at Basic Rent equal to two (2) times the monthly rate of Rent in effect for the last month of the Term until terminated by either party, which notice shall be given thirty (30) days or more before such date.

                   ARTICLE 16 - DEFAULT BY LESSEE AND REMEDIES

                  (a) In the event of any failure of Lessee to pay any Rent or other amount due hereunder within ten (10) days after receipt of notice by certified mail, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee for more than thirty (30) days after receipt of written notice of such default shall have been given to Lessee, or if Lessee shall become bankrupt, or file any debtor proceedings or take or have taken against Lessee in any court pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if Lessee makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Lessee shall abandon said premises, or suffer this Lease to be taken under any writ of execution, then Lessor, besides other rights or remedies it may have, shall have the immediate right to re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Lessee, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in Lessor's reasonable judgment in order to relet the Demised Premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable; upon each such reletting all rentals received by the Lessor from such reletting shall be applied first to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; second, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedies it may have it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of Rent and other charges reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

                  (b) No receipt of moneys by Lessor from Lessee after a termination of this Lease by Lessor shall reinstate, continue or extend the Term of this Lease or affect any notice theretofore given to Lessee, or operate as a waiver of the right of Lessor to enforce the payment Rent, it being agreed that after the commencement of suit for possession of the Demised Premises, or after final order or judgment for the possession of the Demised Premises, Lessor may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such suit, order or judgment, all such moneys collected being deemed payments on account of the use and occupation of the Demised Premises or, at the election of Lessor, on account of Lessee's liability hereunder. Lessee hereby waives any and all rights of redemption provided by any law, statute or ordinance now in effect or which may hereafter be enacted.

                  (c) The word "re-enter," as used in this Lease, shall not be restricted to its technical legal meaning, but is used in the broadest sense. No such taking of possession of the Demised Premises by Lessor shall constitute an election to terminate the Term unless written notice of such intention be given to Lessee by Lessor or unless such termination be decreed by a court.

                  (d) If an action shall be brought for the enforcement of any provision of this Lease, Lessee shall pay to Lessor all costs and other expenses which may become payable as a result thereof, including reasonable attorneys' fees and expenses.

                  (e) In addition to the foregoing rights and remedies, Lessor shall have all those rights and remedies available to Lessor at law or in equity. No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or at any time existing. The failure of Lessor to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. Receipt by Lessor of any Rent or any other sum payable hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of Lessor.

            ARTICLE 17 - LIMITATION OF LANDLORD'S PERSONAL LIABILITY

         Lessee shall look solely to Lessor's interest in the Demised Premises for the recovery of any judgment against Lessor, and no other property or assets of Lessor or Lessor's partners, officers, directors, shareholders or principals, direct or indirect, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Lessee's remedies under or with respect to this Lease.

                           ARTICLE 18 - RIGHT OF ENTRY

         Lessor shall have the right to enter, at any reasonable time and place, to inspect the condition of the Demised Premises or for any other purpose in connection with this Lease.

             ARTICLE 19 - LESSOR RELEASED FROM LIABILITY FOR DAMAGES

         Lessor shall not be responsible at any time or in any event for any latent defect, deterioration or change in the condition of the Demised Premises or for damage to the same. Lessor shall not be liable for any damages to property of Lessee caused by damage to the Demised Premises. Lessor shall not be liable for any injury or damage to persons or property whether caused by or resulting from falling plaster, dampness, any overflow or leaking upon or into the Demised Premises of water, rain, snow, steam, gas or electricity or any breakage of pipes, appliances or plumbing or breakage, leaking or obstruction of soil pipes nor for damage from any such source nor for interferences with light or other incorporeal hereditament.

                           ARTICLE 20 - HOLD HARMLESS

         Lessee shall pay, and shall protect, defend and indemnify Lessor, the Mortgagee, the successors and assigns of either and the trustees, beneficiaries, partners, shareholders, officers, directors, agents or employees of Lessor, the Mortgagee or any such successor or assign (each, an "Indemnified Party" and collectively, the "Indemnified Parties"), against and hold the Indemnified Parties harmless from all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), claims, demands or judgments of any nature (a) arising or alleged to arise from or in connection with the condition, use, operation, maintenance, subletting and management of the Demised Premises, (b) relating to the Demised Premises and the appurtenances thereto and the use and occupancy thereof by Lessee or anyone claiming by, through or under Lessee or (c) arising or alleged to arise from or in connection with any of the following events: (i) any injury to, or death of, any person or any damage to or loss of property on the Demised Premises or growing out of or directly or indirectly connected with, ownership, use, nonuse, occupancy, operation, possession, condition, construction, repair or rebuilding of the Demised Premises or resulting from the condition of any thereof, (ii) any claims by third parties resulting from any violation or alleged violation by Lessee of
(A) any provision of this Lease, or (B) any Legal Requirement or the REA, or (C) any other lease or agreement relating to the Demised Premises, or (D) any contract or agreement to which Lessee is a party or any restriction, law, ordinance or regulation, affecting the Demised Premises or the ownership, use, nonuse, occupancy, condition, operation, possession, construction, repair or rebuilding thereof, (iii) any contest permitted by Article 11; or (iv) Lessee's failure to pay in accordance with the terms and provisions hereof any item of Additional Rent, ground rent, if any, or other sums payable by Lessee hereunder. If Lessor, the Mortgagee, or any agent of Lessor or the Mortgagee, or any other Indemnified Party, shall be made a party to any such litigation commenced against Lessee, and if Lessee, at Lessee's expense, shall fail to provide Lessor or the Mortgagee or its agent or other Indemnified Party with counsel reasonably approved by such party within thirty (30) days written notice of such failure, Lessee shall pay all costs and reasonable attorney's fees and expenses incurred or paid by Lessor or the Mortgagee or its agent or other Indemnified Party in connection with such litigation.

                             ARTICLE 21 - SURRENDER

         At the expiration of the Term Lessee shall surrender the Demised Premises in as good a condition as it was at the beginning of the Term, reasonable use, wear and tear, and damages by the elements excepted. Lessee agrees that removal of any trade fixtures, trade machinery, trade equipment, or any of Lessee's personal property shall be done in a good and workmanlike manner in conformity with all laws, ordinances and regulations of all public authorities having jurisdiction, and that the Demised Premises will not be diminished in value thereby. No act or thing done by the Lessor or its agents during the term of this Lease shall be deemed an acceptance of the surrender to the Demised Premises and no agreement to accept such surrender shall be valid unless in writing signed by the Lessor. No employee or agent of the Lessor shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease and the delivery of the keys to any employee or agent of the Lessor shall not operate as a termination of this Lease or a surrender of the Demised Premises.

                           ARTICLE 22 - FULL NET RENT

         It is the purpose and intent of Lessor and Lessee that the Basic Rent shall be absolutely net to the Lessor, so that this Lease shall yield net to Lessor, the Basic Rent specified in Article 3 above in each year during the Term, and that all Additional Rent including without limitation all costs, impositions, insurance premiums, carrying charges, expenses, levies, assessments, taxes and obligations of every kind and nature whatsoever relating to the Demised Premises, or any improvements thereon or additions thereto, shall be paid by Lessee, excepting only principal and interest on any fee, mortgages, or other lien placed upon the premises by Lessor or income taxes, franchise taxes, or estate or transfer taxes of the Lessor, provided, however, that if at any time the present method of taxation or assessment shall be changed so that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate or the improvements thereon shall be levied, assessed or imposed wholly or partially as a capital levy or otherwise on the rents received therefrom or if any tax, franchise tax, assessment, imposition, levy or charge, or any part thereof, shall be measured by or based, in whole or in part, upon the present or any future building or buildings on or constituting a portion of the Demised Premises, and shall be imposed upon Lessor, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured and based, shall be deemed to be included within the term "Taxes" for the purpose hereof, and Lessee will pay and discharge the same as herein provided.

                            ARTICLE 26 - AMENDMENTS

         No waivers, alterations, or modifications of this Lease or any agreements in connection therewith shall be valid unless in writing duly executed by both Lessor and Lessee and consented to by the Mortgage.


                         ARTICLE 23 - SERVICE OF NOTICE

         Every notice, approval, consent or other communication authorized or required by this Lease shall not be effective unless the same shall be in writing and sent postage prepaid by United States registered or certified mail, return receipt requested, and

         (a) if intended for Lessor shall be addressed to:

                  Rec LC, LLC
                  2575 Vista Del Mar Drive
                  Ventura, CA  93001
                  Attn:  Stephen Adams

         (b) if intended for Lessee shall be addressed to:

                  Holiday RV Superstores, Inc.
                  200 E. Broward Street, Suite 920
                  Ft. Lauderdale, FL  33301
                  Attn:  Marcus A. Lemonis

or to such other address as either party may designate by notice given from time to time in accordance with this Article. Any notice given in accordance with the provisions of this Article shall be deemed to have been given as of the date such notice shall have been placed in the United States Postal Service. Rent shall be paid to Lessor at the same place where a notice to Lessor is herein required to be directed.

                       ARTICLE 24 - SUCCESSORS AND ASSIGNS

         The terms, conditions and covenants of this Lease shall be binding upon and shall inure to the benefit of each of the parties hereto, their respective successors or assigns and shall run with the land.

                             ARTICLE 25 - RECORDING

         This Lease shall not be recorded. However, if either of the parties hereto desire to record a memorandum of this Lease, Lessor and Lessee agree to execute and deliver to the other a memorandum of this Lease containing only minimum requirements, which memorandum may then be recorded in the appropriate office of the County within which the Demised Premises is located.

                             ARTICLE 26 - AMENDMENTS

         No waivers, alterations, or modifications of this Lease or any agreements in connection therewith shall be valid unless in writing duly executed by both Lessor and Lessee and consented to by the Mortgagee.

                        ARTICLE 27 - ESTOPPEL CERTIFICATE

         Each party hereto agrees that at any time and from time to time during the term of this Lease, it will promptly, but in no event later than ten (10) days after request by the other party hereto, execute, acknowledge and deliver to such other party a certificate stating, to the best of such party's knowledge, (a) whether or not this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and setting forth any modifications); (b) the date to which Basic Rent, Additional Rent and other sums payable hereunder have been paid; (c) whether or not there is an existing default by Lessee in the payment of Basic Rent or any other sum required to be paid hereunder, and whether or not there is any other existing default by Lessee with respect to which a notice of default has been served or of which the signer has Actual Knowledge, and, if there is any such default, specifying the nature and extent thereof, (d) whether or not there are any existing setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate; (e) stating that Lessee is in possession of the Demised Premises or setting forth the parties in possession and identifying the instruments pursuant to which they took possession; and (f) stating such other information with respect to the Demised Premises and/or this Lease as may be reasonably requested. Any such certificate may be relied upon by Lessor and the Mortgagee and by any potential purchaser from the Lessor or the Mortgagee.

                      ARTICLE 28 - INVALIDITY OF PROVISIONS

         If any term, covenant, condition or provisions of this Lease or the application thereof to any person or circumstance shall, at any time, or to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provisions of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                              ARTICLE 29 - CAPTIONS

         The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such articles of this Lease or in any way affect this Lease.

                          ARTICLE 30 - ENTIRE AGREEMENT

         This Lease supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the Demised Premises and contains all of the covenants, agreements and other obligations between the said parties in respect to said premises.

                          ARTICLE 31 - MECHANIC'S LIENS

         Lessee shall promptly pay and discharge all costs and expenses of any work done in or on the Demised Premises by Lessee or its subtenants, and its and their agents, employees or contractors, and shall not do or fail to do any act which shall or may render the Demises Premises or any part thereof subject to any mechanic's lien or other lien or security agreement or charge or chattel mortgage or conditional bill of sale or title retention agreement (hereinafter collectively called "Lien"), and if any Lien be filed against the Demised Premises, any Alterations, or any portion of any of the foregoing, Lessee shall, at Lessee's own cost and expense, within twenty (20) days after the filing of any such Lien, promptly take and prosecute all necessary proceedings to cause the same to be removed of record by bonding or otherwise; and, in default thereof, Lessor may, in addition to any other rights and remedies it may have by reason of Lessee's default, cause any such Lien to be removed or record by payment or bond or otherwise, as Lessor may elect, and Lessee shall reimburse Lessor as Additional Rent for all costs and expenses incidental to the removal of any such Lien incurred by Lessor, together with an administrative charge of ten percent (10%) thereof.

                      ARTICLE 32 - WAIVER OF TRIAL BY JURY

         LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN CONNECTED WITH THIS LEASE OR THE DEMISED PREMISES.

                       ARTICLE 33 - ENVIRONMENTAL MATTERS

                  (a) Promptly, upon receipt by Lessee of written notice of any violation of any Environmental Laws with respect to the Demised Premises or of the presence of Hazardous Substances in any portion of the Demised Premises in concentrations and conditions that constitute a violation of Environmental Laws, Lessee shall notify Lessor in writing of such condition. In the event of such violation, Lessee shall, not later than thirty (30) days after Lessee has Actual Knowledge of such violation, deliver to Lessor and the Mortgagee a certificate signed by an Executive Officer advising Lessor of such violation and at Lessee's sole cost and expense, promptly and diligently undertake any response, clean up, remedial or other action necessary to remove, cleanup or remediate the violation in accordance with all Legal Requirements. As soon as practicable, Lessee shall notify Lessor of Lessee's proposed remedial actions and, upon completion of remedial action by Lessee, cause to be prepared by an environmental consultant reasonably acceptable to Lessor a written report describing the violation and the actions taken by Lessee (or its agents) in response to such violation in reasonable detail, and a written statement by the consultant that the violation has been remedied in full compliance with all applicable Environmental Laws.

                  (b) Promptly, but in any event within ten (10) days from the date Lessor or Lessee has Actual Knowledge thereof, Lessor or Lessee, as the case may be, shall provide to the other written notice of any pending or threatened claim, action or proceeding involving any Environmental Laws or any release of Hazardous Substances on or in connection with the Demised Premises. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding. In addition, Lessor or Lessee, as the case may be, shall provide to the other, within ten (10) days of receipt, copies of all written communications with any governmental authority relating to any actual or asserted violation of Environmental Laws in connection with the Demised Premises. Lessor and Lessee shall also promptly provide such detailed reports of any such environmental claims as may reasonably be requested by the other or by the Mortgagee. Failure by the Lessor to provide any such notices to Lessee shall not affect any of Lessee's obligations under this Lease, including its obligation hereunder, if any, to remediate any violation of Environmental Laws.

                  (c) Lessor or the Mortgagee, or their agents, employees, contractors, or representatives, shall have the right, but not the duty, at Lessee's sole cost and expense, to enter upon the Demised Premises to monitor and inspect any release of Hazardous Substances thereon or any violation, if any, of any applicable Environmental Laws relating thereto, if after being required to do so, Lessee fails to contest the allegations surrounding such violation or commence such remediation promptly thereafter and to continue diligently to effect such remediation or contest. In exercising its rights herein, each such party shall use reasonable efforts to minimize interference with Lessee's business but any such entry shall not constitute an eviction of Lessee, in whole or in part. If any governmental authority shall ever require testing to ascertain whether there has been a release or violation of Environmental Laws, then all of the costs thereof shall be paid by Lessee.

                  (d) Lessee will not cause or permit the use, release, generation, treatment, storage, recycling or disposal of any Hazardous Substances on the Demised Premises or the transportation of Hazardous Substances to or from the Demised Premises by the Lessee, its sublessees and/or its or their respective agents, employees, contractors or invitees other than (i) in compliance with all applicable Environmental Laws and (ii) as necessary to use, operate and maintain the Demised Premises as is currently or may in the future be used in the operation of the Lessee's business, in compliance with applicable Environmental Laws.

                  (e) Lessee shall comply with all applicable Environmental Laws now or hereafter applicable to the use, modification, operation, construction or maintenance of the Demised Premises and Lessee shall have sole responsibility for all expenses. Lessee covenants that from and after the date of this Lease it shall not install or permit the installation by the Lessee, its sublessees, and/or its and their respective agents, employees, contractors and invitees, of any asbestos-containing materials in or on the Demised Premises and Lessee shall not construct or permit the construction or installation of any underground storage tanks or surface impoundments on the Demised Premises other than in compliance with Environmental Laws and shall cause any Alterations of the Demised Premises undertaken by, through or under Lessee to be done in a way so as to prevent exposure of persons working on or visiting the Demised Premises to Hazardous Substances in excess of safety levels established by any applicable Environmental Laws and so as not to result in liability under any applicable Environmental Laws. Lessee agrees that it will not store combustible or flammable materials on the Property in violation of Environmental Laws.

                  (f) Lessee shall obtain, at or prior to the time required by applicable Environmental Laws, all approvals and/or permits necessary for the full use, operation and maintenance of the Demised Premises and maintain such approvals and/or permits in full force and effect at all times.

                  (g) Lessee shall and hereby does agree to defend, indemnify and hold the Mortgagee and Lessor, their officers, directors, shareholders, partners, beneficial owners, trustees, members and employees, harmless from and against any and all causes of actions, suits, demands or judgments of any nature whatsoever, losses, damages, penalties, expenses, fees, claims, costs (including response and remedial costs), and liabilities, including, but not limited to, reasonable attorneys' fees and costs of litigation, arising out of or in any manner connected with (i) any violation of Environmental Laws, (ii) release or threatened release of or failure to remove as required by paragraph (a) above, any Hazardous Substances at or from the Demised Premises or any portion or portions thereof, including any past or current release and any release or threatened release during the Term, whether or not arising out of or in any manner connected with Lessee's occupancy of the Demised Premises during the Term; provided the indemnifications contained herein shall not apply to the extent the foregoing matters arise out of the willful misconduct or gross negligence of Lessor or the Mortgagee and are not covered by the insurance required to be carried by Lessee hereunder.

                        ARTICLE 34 - FINANCIAL STATEMENTS

         Lessee will cause to be delivered to Lessor and the Mortgagee the following financial statements of Lessee:

                  (i) for any period that Lessee is a public company, as soon as practicable, copies of all regular, current or periodic reports (including reports on Form 10-K, Form 8-K and Form 10-Q) which Lessee is or may be required to file with the Securities and Exchange Commission or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission;

                  (ii) if Lessee shall not be a public company required to file such reports with the Securities and Exchange Commission, then within one hundred twenty (120) days after the end of each fiscal year, and within sixty
(60) days after the end of any other fiscal quarter, a consolidated statement of earnings, and a consolidated statement of changes in financial position, a consolidated statement of stockholders' equity, and a consolidated balance sheet of Lessee as at the end of each such year or fiscal quarter, in the form previously accepted by the Mortgagee; and

                  (iii) annually, and from time to time upon request, a report of Lessee's sales at the Demised Premises for the prior 12-month period, on a monthly basis.

                          ARTICLE 35 - QUIET ENJOYMENT

         So long as Lessee is not in default under this Lease, Lessor covenants that Lessee shall and may at all times peaceably and quietly have, hold and enjoy the Demised Premises during the Term of this Lease.

                     ARTICLE 36 - ASSIGNMENT AND SUBLETTING

                  (a) Lessee may not Transfer its interest in this Lease and may not sublet the Demised Premises in whole or in part without the prior written consent of Lessor and Mortgagee, and any attempt to do any of the foregoing without such consents shall be null and void and shall in no event operate to release Lessee from any of its obligations hereunder. For purposes of this provision, an "assignment" shall include the transfer of any direct or indirect interests in Lessee.

                  (b) Notwithstanding the foregoing, upon the occurrence of a default under this Lease by Lessee, Lessor shall have the right to collect and enjoy all rents and other sums of money payable under any sublease of any of the Demised Premises, and Lessee hereby irrevocably and unconditionally assigns such rents and money to Lessor, which assignment may be exercised upon and after said default.


                         ARTICLE 37 - ADVANCES BY LESSOR

         If Lessee shall fail to make or perform any payment (other than the payment of Basic Rent) or act required by this Lease, then, upon ten (10) days' notice to Lessee (or upon shorter notice or no notice, to the extent necessary to meet an emergency or a governmental limitation), Lessor may at its option make such payment or perform such act for the account of Lessee, and Lessor shall not thereby be deemed to have waived any default or released Lessee from any obligation hereunder. Amounts so paid by Lessor and all incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such payment or performance shall constitute Additional Rent and shall be paid by Lessee to Lessor on demand together with interest thereon at the rate of interest set forth in Article 3 hereof from the date of demand until the date of payment.

                             ARTICLE 38 - NO MERGER

         Lessee agrees that there shall be no merger of this Lease or of any sublease under this Lease or of any leasehold or subleasehold estate hereby or thereby created with the fee or any other estate or ownership interest in the Demised Premises or any part thereof by reason of the fact that the same entity may acquire or own or hold, directly or indirectly, (a) this Lease or any sublease or any leasehold or subleasehold estate created hereby or thereby or any interest in this Lease or any such sublease or in any such leasehold or subleasehold estate, and (b) the fee estate or other estate or ownership interest in the Demised Premises or any part thereof.

                           ARTICLE 39 - MISCELLANEOUS

         No failure, delay, forbearance or indulgence on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, or as an acquiescence in any breach, nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. This Lease and the rights and obligations in respect hereof shall be governed by, and construed and interpreted in accordance with, the laws of the state within which the Demised Premises is located. This Lease may be executed in any number of counterparts, each of which shall be an original, and such counterparts together shall constitute but one and the same instrument.

                          ARTICLE 40 - SECURITY DEPOSIT

         Lessee has paid an amount equal to Basic Rent for two full calendar months (the "Security Deposit") to Lessor upon the delivery of this Lease as security for the full and faithful performance by Lessee of each and every term, provision, covenant and condition of this Lease on the part of Lessee to be performed ("Lessee's obligations hereunder"). Lessee acknowledges that the Security Deposit has been delivered by Lessor to Mortgagee as additional security for Lessor's obligations secured by the Mortgage. If Lessee defaults in respect of any of Lessee's obligations hereunder, including but not limited to payment of Basic Rent or Additional Rent, Lessor may, but shall not be required to, use, apply or retain the whole or any part of the security for the payment of any Basic Rent and Additional Rent in default or to Lessor's damages arising from such default, whether such damages or deficiency accrue before or after summary proceedings or other reentry by Lessor. If Lessee shall fully and faithfully comply with all of Lessee's obligations hereunder the security, or any balance thereof, shall be returned to Lessee after the time fixed as the expiration of the Term including any extension thereof) and after the removal of Lessee and surrender of possession of the Demised Premises to Lessor. Whenever and as often as the amount of the security held by Lessor shall be diminished by Lessor's application thereof, Lessee shall, within ten (10) days after Lessor's request therefor, deposit additional money with Lessor sufficient to restore the security to the aforesaid original amount. In the absence of evidence satisfactory to Lessor of an assignment by Lessee of the right to receive the security, or the remaining balance thereof, Lessor may return the security to the original Lessee, regardless of one or more assignments of this Lease. In case of a sale or transfer of Lessor's interest, in the Demised Premises or any other cessation of Lessor's interest therein, whether in whole or in part, Lessor (or any successor to Lessor's interest) may pay over any unapplied part of said security to any successor lessor hereunder and from and after such payment Lessor (or such successor) shall be relieved of all liability with respect thereto. The Lessor shall not be required to segregate the Security Deposit or to pay interest thereon.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have set their hands to this instrument the day and year first above written.


LESSOR:                                    LESSEE:

REC LC, LLC                                HOLIDAY RV SUPERSTORES, INC.

By:                                        By:
    --------------------------                   ---------------------------
Name:  Paul E. Schedler                    Name:
                                                 ---------------------------
Title: Chief Financial Officer             Title:
       and Treasurer                             ---------------------------

                                   APPENDIX I


                                   DEFINITIONS

         Actual Knowledge by the Lessee with respect to any matter means knowledge of such matter by an Executive Officer after due inquiry. Actual Knowledge shall be presumed conclusively as to the content of any notice to Lessee made in accordance with the provisions of this Lease.

         Additional Rent. All amounts which Lessee is required to pay or discharge pursuant to this Lease in addition to Basic Rent (including, without limitation, amounts payable on account of Taxes pursuant to Article 11 and on account of insurance premiums pursuant to Article 13 and any amounts payable as liquidated damages pursuant to Article 16) together with every penalty, overdue interest and cost which may be added for nonpayment or late payment thereof

         Alteration is defined in Article 7.

         Basic Rent is defined in Article 3.

         Change of Control means

         (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Lessee (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Lessee entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Lessee or any of its subsidiaries, (y) any acquisition by any corporation with respect to which, following such acquisition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners, respectively of the Outstanding Common Stock and Outstanding Voting Securities in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be or (z) any acquisition by an individual, entity or group that, pursuant to Rule 13d-1 promulgated under the Exchange Act, is permitted to, and actually does, report its beneficial ownership of Outstanding Common Stock and Outstanding Voting Securities on Schedule 13G (or any successor Schedule); provided further, that if any such individual, entity or group subsequently becomes required to or does report its ownership of Outstanding Common Stock and Outstanding Voting Securities on Schedule 13D (or any successor Schedule) then, for purposes of this Section 2(a), such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so file, beneficial ownership of all of the Outstanding Common Stock and Outstanding Voting Securities beneficially owned by it on such date; or

         (b) Individuals who, as of the date hereof, constitute Lessee's Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Lessee's Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Lessee's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

         (c) There is consummated a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 85% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation (or any parent thereof) resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be; or

         (d) Approval by the shareholders of Lessee of a complete liquidation or dissolution of Lessee or the consummation of the sale or other disposition of all or substantially all of the assets of Lessee, other than to a corporation with respect to which, following such sale or other disposition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be.

         Demised Premises is defined in Article 1.

         Destruction is defined in Article 9.

         Environmental Laws means and includes but shall not be limited to the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss. 9601 et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986, the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 et.

seq.), the Toxic Substances Control Act (15 U.S.C. ss. 2601, et seq.) Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Clean Water Act (33 U.S.C. ss. 1251 et seq.) the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.) and all applicable federal, state and local environmental laws, including obligations under the common law, ordinances, rules, regulations and publications, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted, and any other federal, state or local laws, including obligations under the common law, ordinances, rules, regulations and publications, now or hereafter existing relating to regulation or control of Hazardous Substances or environmental protection, health and safety.

         Executive Officer means the President, Executive Vice President, Chief Financial Officer, Treasurer, Vice President or Director of Real Estate or if such office does not exist, its closest equivalent.

         Hazardous Substances means (i) those substances included within the definitions of identified as "hazardous substances," "hazardous materials," or "toxic substances" in or pursuant to, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 et seq.) (CERCLA), as amended by Superfund Amendments and Reauthorization Act of 1986 (Pub. L. 99-499, 100 Stat. 1613) (SARA), the Resource Conservation and Recovery Act of 1976 (42 U.S.C., ss. 6901 et seq.) (RCRA), the Occupational Safety and Health Act of 1970 (29 U.S.C. ss. 651 et seq.) (OSHA), and the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 et seq., and in the regulations promulgated pursuant to said laws, all as amended; (ii) those substances listed in the United States Department of Transportation Table (40 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and amendments thereto); (iii) any material, waste or substance which is or contains
(A) petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel or any mixture thereof, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as "hazardous substance" pursuant to
Section 311 of the Clean Water Act, 33 U.S.C. ss. 1251 et seq., (33 U.S.C.
ss. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss. 1317); (E) flammable explosives; (F) radioactive materials; and (iv) such other substances, materials and wastes which are or become regulated as hazardous, toxic or "special wastes" under applicable local, state or federal law, or the United States government, or which are classified as hazardous, toxic or as "special wastes" under federal, state or local laws or regulations.

         Improvements is defined in Article 1.

         Indemnified Parties is defined in Article 20.

         Late Charge is defined in Article 3.

         Legal Requirements is defined in Article 11.

         Lessee's Loss is defined in Article 9.

         Lien is defined in Article 31

         Mortgage means a mortgage/deed of trust and/or security agreement dated on or about the date hereof made by Lessor for the purchase of the Property, as such mortgage/deed of trust and/or security agreement may be modified, supplemented, split, consolidated, severed and/or restated from time to time and any first mortgage loan replacing or refinancing the Mortgage, regardless of the amount thereof.

         Mortgagee means the holder of the Mortgage.

         Permitted Encumbrances means, with respect to the Demised Premises: (a) rights reserved to or vested in any municipality or public authority to condemn, appropriate, recapture or designate a purchaser of the Demised Premises; (b) any liens thereon for taxes, assessments and other governmental charges and any liens of mechanics, materialmen and laborers for work or services performed or material furnished in connection with the Demised Premises, which are not due and payable, or the amount or validity of which are being contested as permitted by Article 11 hereof and do not arise as a result of acts of Lessor, (c) easements, rights-of-way, servitudes, zoning laws, use regulations, and other similar reservations, rights and restrictions and other minor defects and irregularities in the title to the Demised Premises existing on the date of this Lease, (d) the lien of the Mortgage and any assignment of this Lease as further security for the note or notes secured by the Mortgage; (e) all other matters affecting title existing on the date of this Lease as set forth in Exhibit A.

         Person means any individual, corporation, partnership, limited liability company, joint venture, joint stock company, trust, trustee of a trust, unincorporated organization or government or governmental authority, agency or political subdivision thereof.

         Taxes is defined in Article 11.

         Term is defined in Article 2 and includes any renewal options that are exercised.

         Transfer means an assignment, mortgage, pledge, transfer, sublease, license or other encumbrance or conveyance (voluntarily, by operation of law or otherwise) of this Lease or the Demised Premises or any right, title or interest in or created by this Lease or the Demised Premises.

                                   EXHIBIT A

                             Permitted Encumbrances


         1. Utility easements as shown on plat number 2486, filed of record February 1, 1994, recorded in Book 18, Pages 7-8, Miscellaneous Records.

         2. Easement to the City of Las Cruces, filed of record on December 28, 1966, recorded in Book 73, Page 89, Miscellaneous Records.

         3. Easement to El Paso Electric Company and Mountain States Telephone and Telegraph Company, filed of record on January 5, 1971, recorded in Book 92, Pages 51-55, Miscellaneous Records.

         4. Easement to El Paso Electric Company and Mountain States Telephone and Telegraph Company, filed of record on July 25, 1988, recorded in Book 230, Pages 669-670, Miscellaneous Records.

         5. Easement to El Paso Electric Company and Mountain States Telephone and Telegraph Company, filed of record on November 10, 1988, recorded in Book 233, Pages 716-721, Miscellaneous Records.

         6. Easement to El Paso Electric Company and Mountain States Telephone and Telegraph Company, filed of record on November 2, 1964, recorded in Book 63, Pages 320, Miscellaneous Records.

         7. Easement to El Paso Electric Company and Mountain States Telephone and Telegraph Company, filed of record on November 14, 1994, recorded in Book 311, Pages 138-139, Miscellaneous Records.


                                       1